Exhibit 10
MASTER AMENDMENT AND WAIVER AGREEMENT
     This MASTER AMENDMENT AND WAIVER AGREEMENT, dated as of March 28, 2008 (this “Agreement”), is by and among Heartland Grain Fuels, L.P., a Delaware limited partnership (the “Borrower”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, WESTLB AG, NEW YORK BRANCH, as Issuing Bank with respect to the Letters of Credit and AMARILLO NATIONAL BANK, in its capacity as Accounts Bank.
     WHEREAS, pursuant to the Senior Credit Agreement, dated as of October 1, 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each of the Lenders from time to time party thereto, WestLB AG, New York Branch, as the Administrative Agent for the Lenders (the “Administrative Agent”), WestLB AG, New York Branch, as Collateral Agent for the Senior Secured Parties (the “Collateral Agent”), WestLB AG, New York Branch, As Issuing Bank with respect to the Letters of Credit and WestLB AG, New York Branch, as lead arranger, sole bookrunner and syndication agent, the Lenders agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein;
     WHEREAS, pursuant to a letter to the Administrative Agent dated February 1, 2008 and attached hereto as Schedule 1 (the “Amendment Request Letter”), the Borrower has informed the Administrative Agent that certain work in connection with the construction of the Project cannot be undertaken until after the Conversion Date Certain (the “Spring Work”), and that failure to complete the Spring Work before the Conversion Date Certain will not affect the normal operation of the Aberdeen II Plant or the Project;
     WHEREAS, the Borrower has requested, also pursuant to the Amendment Request Letter, that the Credit Agreement and the Accounts Agreement, dated as of October 1, 2007 (the “Accounts Agreement”), among the Borrower, Amarillo National Bank, as the Accounts Bank and the Securities Intermediary (the “Accounts Bank”), the Collateral Agent, the Administrative Agent, Wells Fargo Bank, National Association, in its capacity as trustee of the Brown County, South Dakota Subordinate Solid Waste Facilities Revenue Bonds (Heartland Grain Fuels, L.P. Ethanol Plant Project) Series 2007A for the Second Lien Claimholders, be amended as necessary to permit Project Costs associated with the Spring Work to be paid after the Conversion Date Certain, and that the parties hereto consent to such amendments;
     WHEREAS, pursuant to a letter to the Administrative Agent dated March 27, 2008 and attached hereto as Schedule 2 (the “Waiver Request Letter”), the Borrower has requested that the Lenders, Administrative Agent and Collateral Agent waive certain provisions of the Credit Agreement as set forth therein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement, the Accounts Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Credit Agreement.

2.	Amendments to the Credit Agreement.
(a)	Item (x) of the first sentence of Section 2.06(e) (Funding of Loans) of the Credit Agreement is amended to read as follows:
"(x) first, apply any amounts on deposit in or standing to the credit of the Construction Account (other than amounts in the Bond Proceeds Sub-Account and an amount equal to the lesser of $1,700,000 and one hundred fifty percent (150%) of the total Project Costs listed on Schedule 7.01(y) in respect of the Spring Work), and”
(b)	Priority second of Section 2.06(e) (Funding of Loans) of the Credit Agreement is amended to read in its entirety as follows:
"(ii) second, to the Borrower for the payment of any remaining Project Costs (other than Project Costs in respect of the Spring Work);”
(c)	Priority third of Section 2.06(e) (Funding of Loans) of the Credit Agreement is amended to read in its entirety as follows:
"(iii) third, for deposit into the Contingency Reserve Account in an amount such that the amounts on deposit therein are equal to the Contingency Reserve Required Amount; provided, if the Administrative Agent receives an irrevocable, standby letter of credit, issued by a bank that is acceptable to the Administrative Agent in its sole discretion, in favor of the Collateral Agent, and in form and substance satisfactory to the Administrative Agent and the Collateral Agent, with respect to the warranty obligations related to the Aberdeen II Plant in the amount of two million five hundred thousand Dollars ($2,500,000) (the “LC Condition”), then as a prepayment of the Working Capital Loans in accordance with Section 3.09(d)(ii) (Optional Prepayment) in the amount of two million five hundred thousand Dollars ($2,500,000);”
(d)	Priority fourth of Section 2.06(e) (Funding of Loans) of the Credit Agreement is amended to read in its entirety as follows:
"(iv) fourth, (i) if the LC Condition has been satisfied, then as a distribution to the Sponsor in an amount not to exceed two million six hundred forty-five thousand Dollars ($2,645,000) to repay the loan (including accrued interest) from the Design-Build Contractor to the

Sponsor or (ii) if the LC Condition has not been satisfied, then as a prepayment of the Working Capital Loans in accordance with Section 3.09(d)(ii) (Optional Prepayment) in the amount of two million six hundred forty-five thousand Dollars ($2,645,000);”
(e)	Section 2.08(c) (Termination or Reduction of Commitments) of the Credit Agreement is amended to read in its entirety as follows:
"(c) Unless all of the Working Capital Lenders agree otherwise in writing, if the Conversion Date does not occur on or before the Conversion Date Certain, all Working Capital Loan Commitments (other than the obligations to participate in the Issuing Bank’s liability under any Letter of Credit pursuant to Section 2.04(c) (Letters of Credit)) shall be automatically and permanently terminated on the Conversion Date Certain.”
(f)	Section 2.08(f) (Termination or Reduction of Commitments) of the Credit Agreement is amended to read in its entirety as follows:
"(f) Any Working Capital Loan Commitments (other than the obligations to participate in the Issuing Bank’s liability under any Letter of Credit pursuant to Section 2.04(c) (Letters of Credit)) shall be automatically and permanently terminated in full and the Borrower shall be required to deposit in the LC Cash Collateral Sub-Account the aggregate Maximum Available Amounts under all issued and outstanding Letters of Credit on the earlier of (i) the date that is ninety (90) days after the date on which all outstanding Construction Loans and Term Loans have been paid in full and (ii) the Final Maturity Date.”
(g)	Section 3.03(c) (Repayment of Working Capital Loan Fundings) of the Credit Agreement is amended to read in its entirety as follows:
"(c) Unless all of the Working Capital Lenders agree otherwise in writing, if the Conversion Date does not occur on or prior to the Conversion Date Certain, then on the Conversion Date Certain, (i) each outstanding Working Capital Loan shall become due and payable, (ii) all amounts in any Project Accounts shall be promptly applied to the Obligations then outstanding in accordance with Section 4.2 (Application of Proceeds) of the Intercreditor Agreement, (iii) the Borrower shall pay all accrued interest on and repay the entire remaining principal amount of all outstanding Working Capital Loans to the Administrative Agent, for the pro rata account of the Lenders (based on their respective Working Capital Loan Commitment Percentages), together with any and all Fees and other Obligations owed to the Senior Secured Parties, and (iv) the Borrower shall be required to deposit in the LC Cash Collateral Sub-Account the aggregate Maximum Available Amounts under all issued and outstanding Letters of Credit.”
(h)	Section 6.03(k) (Conditions to Term Loan Funding — Final Survey) of the Credit Agreement is amended to read in its entirety as follows:
"(k) Final Survey. The Administrative Agent shall have received a satisfactory as-built Survey of the Project (i) that is final except in respect of the Spring Work, (ii) that demonstrates that the Project has all real property interests required by the Financing Documents and (iii) that shows no Liens other than Permitted Liens.”
(i)	Section 7.01 (Affirmative Covenants) of the Credit Agreement is amended to include the following new subsection (y):
"(y) Spring Work. The Borrower shall cause the following conditions to be satisfied on or prior to June 30, 2008, as certified by each of the Borrower and the Independent Engineer in a Spring Work Completion Certificate completed to the reasonable satisfaction of the Administrative Agent and dated and delivered no later than June 30, 2008:
(i)	the Spring Work shall have been completed;

(ii)	the Borrower shall have received final construction drawings for the Aberdeen II Plant;

(iii)	all Project Costs in respect of the Spring Work shall have been fully paid and the Administrative Agent shall have received reasonably satisfactory evidence that there are no mechanic’s, workmen’s, materialmen’s or other similar Liens or other claims on any part of the Aberdeen II Plant, the relevant Site, or other assets relating to the work or services of such Plant provided by the Design-Build Contractor or any of their subcontractors; and

(iv)	the Design-Build Contractor and each subcontractor for such Plant shall have provided all satisfactory Lien waivers in respect of the Spring Work; and

(v)	an updated survey for the Aberdeen II Plant’s Site has been prepared and is in form and substance satisfactory to the Independent Engineer.”

(j)	Section 7.01 (Affirmative Covenants) of the Credit Agreement is amended to include the following new subsection (z):
"(z) Ethanol Marketing Agreement. On or before April 14, 2008 or such later date as approved in writing by the Administrative Agent in its sole discretion, the Borrower shall enter into an amendment to the Ethanol Marketing Agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion, reflecting the terms and conditions of the “Term Sheet” (as defined in the Master Waiver and Amendment Agreement).”
(k)	Section 7.03 (Reporting Requirements) of the Credit Agreement is hereby amended to include the following new subsection (q):
"(q) Daily Cash Flow Forecasts. Unless otherwise agreed in writing by the Administrative Agent in its sole discretion, on the first Business Day of each week, the Borrower shall deliver to the Administrative Agent a Daily Cash Flow Forecast.”
(l)	Section 8.02 (Action Upon Bankruptcy) of the Credit Agreement is amended to read in its entirety as follows:
“Section 8.02 Action Upon Bankruptcy. If any Event of Default described in Section 8.01(i) (Events of Default — Bankruptcy, Insolvency) occurs with respect to the Borrower, any outstanding Construction Loan Commitments, Term Loan Commitments or Working Capital Loan Commitments (other than the obligations to participate in the Issuing Bank’s liability under any Letter of Credit pursuant to Section 2.04(c) (Letters of Credit)) (if not theretofore terminated) shall automatically terminate. The outstanding principal amount of the outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, and the Borrower shall be required to immediately deposit in the LC Cash Collateral Sub-Account the aggregate Maximum Available Amounts under all issued and outstanding Letters of Credit, without notice, demand or further act of the Administrative Agent, the Collateral Agent or any other Senior Secured Party.”
(m)	Section 8.03 (Action Upon Other Event of Default) of the Credit Agreement is amended to read in its entirety as follows:
“Section 8.03 Action Upon Other Event of Default. (a) If any other Event of Default occurs and is continuing for any reason, whether voluntary or involuntary, and is continuing, the Administrative Agent may, or upon the direction of the Required Lenders shall, by written notice to the Borrower, declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or any outstanding Construction Loan Commitments, Term Loan Commitments or Working Capital Loan Commitments (other than the obligations to participate in the Issuing Bank’s liability under any Letter of Credit pursuant to Section 2.04(c) (Letters of Credit)) (if not theretofore terminated) to be terminated, and/or the aggregate Maximum Available Amounts under all issued and outstanding Letters of Credit to be deposited into the LC Cash Collateral Sub-Account, whereupon the full unpaid amount of such Loans and other Obligations that has been declared due and payable shall be and become immediately due and payable and the aggregate Maximum Available Amounts under all issued and outstanding Letters of Credit shall be deposited into the LC Cash Collateral Sub-Account, without further notice, demand or presentment and/or, as the case may be, any outstanding Construction Loan Commitments, Term Loan Commitments or Working Capital Loan Commitments (other than the obligations to participate in the Issuing Bank’s liability under any Letter of Credit pursuant to Section 2.04(c) (Letters of Credit)) shall terminate. During the continuance of an Event of Default, the Administrative Agent may, or upon the direction of the Required Lenders shall, instruct the Collateral Agent to exercise any or all remedies provided for under this Agreement or the other Financing Documents.”
(n)	The Credit Agreement is amended to add the document attached hereto as Exhibit C as Schedule 7.01(y) (Spring Work) to the Credit Agreement.

(o)	The definition of “Contingency Reserve Required Amount” in Exhibit A (Definitions) of the Credit Agreement is amended to replace the language in section (ii) with the following:
"(ii) on and after the Conversion Date, two million five hundred thousand Dollars ($2,500,000); provided, that if the LC Condition has occurred, then on and after the Conversion Date, zero Dollars ($0).”
(p)	Exhibit A (Definitions) of the Credit Agreement is amended to include the following new defined terms:

“Daily Cash Flow Forecast” means a forecast of daily cash inflows and outflows for the Borrower covering the sixty (60) day period immediately succeeding the delivery of such forecast.
“Spring Work” means the work described in Schedule 7.01(y) (Spring Work).
“Spring Work Completion Certificate” means (a) a certificate of the Independent Engineer, in substantially the form of Exhibit U-1, or (b) a certificate of the Borrower, in substantially the form of Exhibit U-2, in each case confirming that the Spring Work has been completed in accordance with Section 7.01(y) (Spring Work).
(q)	The definition of “Final Completion Date” in Exhibit A (Definitions) of the Credit Agreement is amended to read in its entirety as follows:
"“Final Completion Date” means, with respect to the Aberdeen II Plant, the date (which shall occur on or before the Conversion Date Certain) on which the following conditions have been satisfied, as certified by each of the Borrower and the Independent Engineer in a Final Completion Certificate completed to the reasonable satisfaction of the Administrative Agent:
(i)	construction of such Plant shall have been completed (other than punch list items and the Spring Work) and such Plant shall be ready to grind corn and begin operation for its intended use as an ethanol production facility, and such Plant shall not have adversely impacted the ability of the Existing Plants to perform at or above levels included in the performance assumption for the Existing Plants in the Financial Model;

(ii)	the Performance Test shall have been completed and shall have demonstrated that such Plant has achieved the Performance Criteria, while meeting air emissions requirements;

(iii)	training shall have been completed for all required personnel for such Plant in accordance with the Design-Build Agreement;

(iv)	the Borrower shall have received a plant operation manual and plant maintenance manual, associated documents, training manuals, final safety plans, and all materials and documents provided by the Design-Build Contractor and other manufacturers, suppliers and vendors for such Plant, and in each case, shall have been verified by the Independent Engineer;

(v)	the Borrower shall have received construction drawings for such Plant reflecting all work (other than the Spring Work) as complete;

(vi)	all construction costs for such Plant (other than Project Costs in respect of the Spring Work) shall have been fully paid and the Administrative Agent shall have received reasonably satisfactory evidence that there are no mechanic’s, workmen’s, materialmen’s or other similar Liens or other claims on any part of such Plant, the relevant Site, or other assets relating to the work or services of such Plant provided by the Design-Build Contractor or any of their subcontractors (other than, in each such case, in respect of the Spring Work);

(vii)	the Design-Build Contractor and each subcontractor for such Plant shall have provided all satisfactory Lien waivers (other than Lien waivers in respect of the Spring Work and Lien waivers in respect of spare parts purchased by the Borrower);

(viii)	all Necessary Project Approvals required to be obtained at such time with respect to such Plant shall have been obtained;

(ix)	insurance required pursuant to Schedule 7.01(h) and, with respect to the Borrower, any Project Document shall be in place, as confirmed by the Insurance Consultant; and

(x)	an updated survey for such Plant’s Site has been prepared and (other than in respect of the Spring Work) is in form and substance satisfactory to the Independent Engineer.”
(r)	The definition of “Project Costs” in Exhibit A (Definitions) of the Credit Agreement is amended to replace the language in the first sentence preceding the colon with the following:

"“Project Costs” means the following costs and expenses incurred (or, if in connection with any Spring Work, the lesser of $1,700,000 and one hundred fifty percent (150%) of the costs and expenses expected to be incurred) by the Borrower in connection with the Aberdeen II Plant prior to the Final Completion Date (or, if in connection with any Spring Work, on or prior to June 30, 2008) and set forth in the Construction Budget or otherwise approved in writing by the Required Lenders (in consultation with the Independent Engineer):”
(s)	The proviso in Section 7(b) (Delivery of Additional Documents for Construction Loans) of Exhibit F (Form of Conversion Date Funding Notice) of Credit Agreement is amended to read as follows:
“provided, that no invoices are yet available for Project Costs (x) in respect of the Spring Work or (y) in an amount of up to $1,000,000 provided for in relevant Construction Budget, and with respect to which, in each case, amounts are requested in this Conversion Date Funding Notice for funding Construction Loans;
(t)	Section 7(c) (Delivery of Additional Documents for Construction Loans) of Exhibit F (Form of Conversion Date Funding Notice) of Credit Agreement is amended by inserting the following text after the phrase “conditional sworn Lien Waiver Statements”:
"(except with respect to the Spring Work)”
(u)	The respective paragraphs of Exhibit Q-1 (Form of Independent Engineer’s Final Completion Certificate) of the Credit Agreement are amended to read in their entirety as follows:
“3.	Construction of the Facility has been completed (other than punch list items and the Spring Work) and the Facility is ready to grind corn and begin operation for its intended use as an ethanol production facility, and the Facility has not adversely impacted the ability of the Existing Plants to perform at or above levels included in the performance assumption for the Existing Plants in the Financial Model;”

“7.	the Borrower has received construction drawings for the Facility reflecting all work (other than the Spring Work) as complete;”

“8.	all construction costs for the Facility (other than Project Costs in respect of the Spring Work) have been fully paid and there are no mechanic’s, workmen’s, materialmen’s or other similar

Liens or other claims on any part of the Facility, the Site for such Facility or other assets relating to the work or services of the Facility provided by the Design-Build Contractor or any of their subcontractors (other than, in each such case, in respect of the Spring Work), and the undersigned and the Administrative Agent have received reasonably satisfactory evidence thereof;”
“9.	the Design-Build Contractor and each subcontractor for the Facility has provided all satisfactory Lien waivers (other than Lien waivers in respect of the Spring Work and Lien waivers in respect of spare parts purchased by the Borrower);”

“11.	an updated survey for the Facility’s Site has been prepared and (other than in respect of the Spring Work) is in form and substance satisfactory to the undersigned; and”

“12.	Owners Scope for the Facility (other than in respect of the Spring Work) has been completed.”
(v)	The respective paragraphs of Exhibit Q-2 (Form of Borrower’s Final Completion Certificate) of the Credit Agreement are amended to read in their entirety as follows:
“3.	Construction of the Facility has been completed (other than punch list items and the Spring Work) and the Facility is ready to grind corn and begin operation for its intended use as an ethanol production facility, and the Facility has not adversely impacted the ability of the Existing Plants to perform at or above levels included in the performance assumption for the Existing Plants in the Financial Model;”

“7.	the Borrower has received construction drawings for the Facility reflecting all work (other than the Spring Work) as complete;”

“8.	all construction costs for the Facility (other than Project Costs in respect of the Spring Work) have been fully paid and there are no mechanic’s, workmen’s, materialmen’s or other similar Liens or other claims on any part of the Facility, the Site for such Facility or other assets relating to the work or services of the Facility provided by the Design-Build Contractor or any of their subcontractors (other than, in each such case, in respect of the Spring Work), and the undersigned and the Administrative Agent have received reasonably satisfactory evidence thereof;”

“9.	the Design-Build Contractor and each subcontractor for the Facility has provided all satisfactory Lien waivers (other than Lien waivers in respect of the Spring Work);”

“11.	subject to the waivers set forth in Section 4 of the Master Amendment and Waiver Agreement dated March ___, 2008, Insurance required pursuant to Schedule 7.01(h) and, with respect to the Borrower, any Project Document shall be in place, as confirmed by the Insurance Consultant.”

“12.	an updated survey for the Facility’s Site has been prepared and (other than in respect of the Spring Work) is in form and substance satisfactory to the undersigned; and”

“13.	Owners Scope for the Facility (other than in respect of the Spring Work) has been completed.”
(w)	The Credit Agreement is amended to add the documents attached hereto as Exhibit A and Exhibit B as Exhibit U-1 (Form of Independent Engineer’s Spring Work Completion Certificate) of the Credit Agreement and Exhibit U-2 (Form of Borrower’s Spring Work Completion Certificate) of the Credit Agreement, respectively.
3.	Amendments to the Accounts Agreement.
(a)	Section 4.01(b)(ii) (Withdrawals from the Construction Account) of the Accounts Agreement is amended to include the following new defined term:
"(ii) Conversion Date. On the Conversion Date, all amounts on deposit in or standing to the credit of the Construction Account (other than an amount equal to the lesser of $1,700,000 and one hundred fifty percent (150%) of the total Project Costs listed on Schedule 7.01(y) in respect of the Spring Work and amounts on deposit in or standing to the credit of the Bond Proceeds Sub-Account) shall be withdrawn, and such amounts shall be applied in accordance with Section 2.06(e) (Funding of Loans) of the Credit Agreement and the Construction Withdrawal Certificate (a copy of which shall be delivered to, and shall constitute instructions to, the Accounts Bank).”
(b)	Section 4.01(b) (Withdrawals from the Construction Account) of the Accounts Agreement is amended by inserting the following new subsection (iii):
"(iii) Spring Work. Once the Spring Work has been completed, as certified by each of the Borrower and the Independent Engineer in a Spring Work Completion Certificate in accordance with Section 7.01(y) (Spring Work) of the Credit Agreement, the Construction

Account shall be terminated and closed at the written instruction of the Borrower or the Administrative Agent, and any amounts on deposit in or standing to the Construction Account shall be deposited into the Revenue Account for application in accordance with the priorities set forth in Section 6.01(c) (Revenue Account).”
(c)	The second sentence of Section 9.01(a) (Working Capital Reserve Account) of the Accounts Agreement is amended to read as follows:
“Amounts deposited into the Working Capital Reserve Account pursuant to Section 2.08(f) (Termination or Reduction of Commitments), Section 3.03(c) (Repayment of Working Capital Loan Fundings), priority second of Section 3.09(d)(ii) (Optional Prepayment), priority third of Section 3.10(g) (Mandatory Prepayment), Section 8.02 (Action Upon Bankruptcy) and Section 8.03 (Action Upon Other Event of Default) of the Credit Agreement shall be deposited into the LC Cash Collateral Sub-Account.”
(d)	Section 9.01(e) (Working Capital Reserve Account) of the Accounts Agreement is amended to read in its entirety as follows:
"(e) If at any time the amounts standing to the credit of the LC Cash Collateral Sub-Account are in excess of the aggregate Maximum Available Amounts under all Letters of Credit then outstanding and all Working Capital Loans resulting from draws on the Letters of Credit have been paid in full, the Borrower may direct, by delivery of a Working Capital Reserve Transfer Certificate to the Accounts Bank (with a copy to the Administrative Agent), the transfer to the Revenue Account of an amount equal to the difference between (x) the aggregate total amount of all funds on deposit in or standing to the credit of the LC Cash Collateral Sub-Account and (y) the aggregate of all such Maximum Available Amounts, as certified by the Borrower and confirmed by the Administrative Agent in such Working Capital Reserve Transfer Certificate.”
(e)	The Accounts Agreement is amended to substitute the document attached hereto as Exhibit D for Exhibit A (Form of Construction Withdrawal Certificate) of the Accounts Agreement.
4.	Waivers.
(a)	Contingent Business Interruption Coverage:
(i)	The Borrower has procured insurance coverage for contingent business interruption with a policy limit of three million Dollars ($3,000,000).

As a result, the Borrower has informed the Administrative Agent pursuant to the Waiver Request Letter that it will not be able to comply with the covenant in Section (c)(viii)(g) of Schedule 7.01(h) to the Credit Agreement, as incorporated by Section 7.01(h) — (Insurance) thereof, that the Borrower shall procure:
“coverage for business interruption, contingent business interruption (as respects (i) electricity provider’s sourcing power to the Borrower’s facility through one connection point, (ii) single sourced grain supply location or (iii) single sourced ethanol offtaker location) and extra expense, or a combination thereof, in an amount not less than twelve months (12) months gross revenues less non continuing expenses for business interruption, six months debt service plus fixed expenses for contingent business interruption (if applicable), and $5,000,000 for extra expense.”
(ii)	The Lenders agree, with respect to the contingent business interruption coverage, to waive the requirement in Section (c)(viii)(g) of Schedule 7.01(h) to the Senior Credit Agreement, as incorporated by Section 7.01(h) — (Insurance) thereof, that the Borrower procure such coverage in an amount equal to not less than six (6) months of debt service plus fixed expenses for contingent business interruption.
(b)	Additional Project Documents:
(i)	The Borrower has informed the Administrative Agent pursuant to the Waiver Request Letter that the Borrower entered into (A) the BNSF Railway Company Industry Track Agreement, dated as of November 1, 2007 between BNSF Railway Company, a Delaware corporation (“BNSF”) and the Borrower (the “BNSF Industry Track Agreement”), a copy of which is attached to the Waiver Request Letter, and (B) the Energy Management Agreement, dated March ___, 2007, between Energy Management & Consulting Services, LLC (“EMCS”) and the Borrower (the “Energy Management Agreement”), a copy of which is attached to the Waiver Request Letter, and the terms of which are substantially similar to the original Energy Management Agreement, dated February 1, 2007, between EMCS and the Borrower.

(ii)	The Lenders (A) agree with respect to the BNSF Industry Track Agreement and the Energy Management Agreement, to waive the requirement of Section 7.02(o) of the Senior Credit Agreement, (B) agree with respect to the Energy Management Agreement, to waive the requirement of Section 7.01(l)(iii) of the Senior Credit Agreement, (C) consent to the execution by the Borrower of the BNSF Industry Track Agreement and the Energy Management Agreement in the forms attached to the Waiver Request Letter, and (D) waive any Default or Event of Default arising as a result of the execution of the BNSF Industry Track Agreement and the Energy Management Agreement in breach of the requirements of Sections 7.01(l)(iii) and 7.02(o) of the Senior Credit Agreement.
(c)	Interest Periods:
(i)	The Borrower and the Lenders acknowledge that (A) some of the currently outstanding Eurodollar Loans have Interest Periods that extend beyond the Conversion Date and (B) upon repayment of the Construction Loans on the Conversion Date, a portion of the Term Loans will be disbursed as Eurodollar Loans such that they have Interest Periods, and are deemed to be the same Eurodollar Loans, as those Eurodollar Loans that have Interest Periods that extend beyond the Conversion Date.
5.	Conditions to Effectiveness. This Agreement shall become effective as of the date on which all of the following conditions are satisfied:
(a)	the execution and delivery of a counterpart hereof by each of the Borrower, the Required Lenders party hereto, the Administrative Agent, the Accounts Bank and the Collateral Agent;

(b)	the receipt by the Administrative Agent of a Daily Cash Flow Forecast dated as of March 31, 2008 in form and substance satisfactory to the Administrative Agent (in consultation with Ethanol Marketing Consultant); and

(c)	the receipt by the Administrative Agent of a term sheet (the “Term Sheet”) satisfactory to the Administrative Agent in its sole discretion (in consultation with the Ethanol Market Consultant) with respect to the proposed modifications and amendments to the Ethanol Marketing Agreement.
6.	Certification by the Borrower. This Agreement is made in reliance on the Borrower’s certifications that (a) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement, and (b) all of the information provided in the Amendment Request Letter and the Waiver Request Letter is true and correct in all material respects and does not omit any material fact necessary to make such information not misleading in any material respect.

7.	Limited Purpose. Notwithstanding anything contained herein, the Waivers and Amendments granted hereunder (a) are limited amendments, modifications and waivers, (b) are effective only with respect to the transactions described herein for the specific instance and the specific purpose for which they are given, (c) shall not be effective for any other purpose or transaction, and (d) do not constitute a basis for a subsequent waiver or consent of any of the provisions of the Credit Agreement. Nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default or a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Credit Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.
8.	Effect on Credit Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. Each of the Credit Agreement and the Accounts Agreement shall, together with the respective amendments set forth herein, be read and construed as a single agreement. All references in each of the Credit Agreement and the Accounts Agreement and any documents, instruments and agreements related to it, shall hereafter refer to the Credit Agreement or the Accounts Agreement (as the case may be), as amended hereby.

9.	Authority; Etc. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement and the Accounts Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower.

10.	Miscellaneous.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement, the Credit Agreement or the Accounts Agreement for any other purpose or be given any substantive effect.
     (c) The Parties acknowledge that the letter of credit delivered pursuant to Section 2(c) of this Agreement will be a Financing Document under clause (viii) of the definition of Financing Documents in the Credit Agreement.
     (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

     (e) Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
[Remainder of page intentionally blank. Next page is signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Master Amendment and Waiver Agreement to be executed by their respective officers as of the day and year first above written.

HEARTLAND GRAIN FUELS, L.P., as Borrower By: Dakota Fuels, Inc. Its: General Partner
By:	/s/ Richard R. Peterson
	Name:	Richard R. Peterson
	Title:	Secretary and Treasurer

WESTLB AG, NEW YORK BRANCH, as Administrative Agent
By:	/s/ Michael Pantelogianis
	Name:	Michael Pantelogianis
	Title:	Director

By:	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Collateral Agent
By:	/s/ Michael Pantelogianis
	Name:	Michael Pantelogianis
	Title:	Director

By:	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Lender
By:	/s/ Michael Pantelogianis
	Name:	Michael Pantelogianis
	Title:	Director

By:	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Issuing Bank
By:	/s/ Michael Pantelogianis
	Name:	Michael Pantelogianis
	Title:	Director

By:	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Director

MARSHALL FINANCIAL GROUP, LLC, as Lender
By:
Name:
Title:

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender
By:
Name:
Title:

By:
Name:
Title:

KEB NY FINANCIAL CORP., as Lender
By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as Lender
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Lender
By:	/s/ Jeff Bliss
	Name:	Jeff Bliss
	Title:	Executive Director

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

NORDKAP BANK AG, as Lender
By:
Name:
Title:

By:
Name:
Title:

AMARILLO NATIONAL BANK, as the Accounts Bank
By:	/s/ Cory Ramsey
	Name:	Cory Ramsey
	Title:	Senior V.P.

SCHEDULE 1
Amendment Request Letter

SCHEDULE 2
Waiver Request Letter

EXHIBIT A
to Master Amendment Agreement
EXHIBIT U-1
to Senior Credit Agreement
[FORM OF]
INDEPENDENT ENGINEER’S SPRING WORK COMPLETION CERTIFICATE
[DATE]
WestLB AG, New York Branch,
as Administrative Agent for the Lenders
1211 Avenue of the Americas
NY, New York 10036
     Re:       HEARTLAND GRAIN FUELS, L.P.
Ladies and Gentlemen:
     Reference is hereby made to the Senior Credit Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), by and among HEARTLAND GRAIN FUELS, L.P. (the “Borrower”), each of the Lenders from time to time party hereto, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, WESTLB AG, NEW YORK BRANCH, as Issuing Bank and WESTLB AG, NEW YORK BRANCH, as lead arranger, sole bookrunner and syndication agent. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Senior Credit Agreement. This Spring Work Completion Certificate is the Spring Work Completion Certificate for the Aberdeen II Plant (the “Facility”), and is delivered to the Administrative Agent pursuant to Section 7.01(y) (Spring Work) of the Senior Credit Agreement.
     We have reviewed provisions of the Senior Credit Agreement which identify the responsibilities of the Independent Engineer related to providing this certificate and the Borrower’s Spring Work Completion Certificate dated [Date] (the “Borrower’s Spring Work

U-1-1

     Completion Certificate”) and the reports and documents attached thereto. We have discussed all matters believed pertinent to this certificate with the Borrower, the Design-Build Contractor and any other third party deemed appropriate, and have made such general observations, site visits, reviews and investigations as we believed were reasonably necessary to establish the accuracy of this certificate. We have visited the Facility periodically and have observed the progress of construction activities. We last visited the Facility on [Date].
     Our review and observations were performed within the scope of our Professional Service Agreement with the Administrative Agent and in accordance with standards of care normally practiced by professional engineers and consultants performing the same or similar services on like projects.
     Based on the foregoing review and review procedures and on the understanding and assumption that we have been provided true, correct, and complete information from the Borrower, each undersigned person, on behalf of the Independent Engineer, hereby represents and certifies as follows:
     1. The individual executing this Spring Work Completion Certificate on behalf of the Independent Engineer is a duly authorized representative of the Independent Engineer;
     2. The Spring Work has been completed;
     3. The Borrower has received final construction drawings for the Facility;
     4. All Project Costs in respect of the Spring Work have been fully paid and there are no mechanic’s, workmen’s, materialmen’s or other similar Liens or other claims on any part of the Facility, the Site for such Facility or other assets relating to the work or services of the Facility provided by the Design-Build Contractor or any of their subcontractors, and the undersigned and the Administrative Agent have received reasonably satisfactory evidence thereof;
     5. The Design-Build Contractor and each subcontractor for the Facility has provided all satisfactory Lien waivers in respect of the Spring Work;
     6. An updated survey for the Facility’s Site has been prepared and is in form and substance satisfactory to the undersigned; and
     7. Owners Scope for the Facility has been completed.
     Each undersigned person is executing this Spring Work Completion Certificate not in an individual capacity but in its capacity as an authorized representative of the Independent Engineer.

U-1-2

[The remainder of this page is intentionally blank. The next page is the signature page.]

U-1-3

     IN WITNESS WHEREOF, the undersigned have caused this Spring Work Completion Certificate to be duly executed as of the date first above written.

R.W. Beck, Inc., as Independent Engineer
By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT B
to Master Amendment Agreement
EXHIBIT U-2
to Senior Credit Agreement
[FORM OF]
BORROWER’S SPRING WORK COMPLETION CERTIFICATE
[DATE]
WestLB AG, New York Branch,
as Administrative Agent for the Lenders
1211 Avenue of the Americas
NY, New York 10036
     Re:      HEARTLAND GRAIN FUELS, L.P.
Ladies and Gentlemen:
     Reference is hereby made to the Senior Credit Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), by and among HEARTLAND GRAIN FUELS, L.P. (the “Borrower”), each of the Lenders from time to time party hereto, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, WESTLB AG, NEW YORK BRANCH, as Issuing Bank and WESTLB AG, NEW YORK BRANCH, as lead arranger, sole bookrunner and syndication agent. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Senior Credit Agreement. This Spring Work Completion Certificate is the Spring Work Completion Certificate for the Aberdeen II Plant (the “Facility”), and is delivered to the Administrative Agent pursuant to Section 7.01(y) (Spring Work) of the Senior Credit Agreement.
     Each undersigned person, on behalf of the Borrower, hereby represents and certifies as follows:
     1. The individual executing this Spring Work Completion Certificate on behalf of the Borrower is a duly authorized representative of the Borrower.

U-2-1

     2. The Spring Work has been completed;
     3. The Borrower has received final construction drawings for the Facility;
     4. All Project Costs in respect of the Spring Work have been fully paid and there are no mechanic’s, workmen’s, materialmen’s or other similar Liens or other claims on any part of the Facility, the Site for such Facility or other assets relating to the work or services of the Facility provided by the Design-Build Contractor or any of their subcontractors, and the undersigned and the Administrative Agent have received reasonably satisfactory evidence thereof;
     5. The Design-Build Contractor and each subcontractor for the Facility has provided all satisfactory Lien waivers in respect of the Spring Work;
     6. Insurance required pursuant to Schedule 7.01(h) and, with respect to the Borrower, any Project Document shall be in place, as confirmed by the Insurance Consultant;
     7. An updated survey for the Facility’s Site has been prepared and is in form and substance satisfactory to the undersigned; and
     8. Owners Scope for the Facility has been completed.
     Each undersigned person is executing this Final Completion Certificate not in an individual capacity but in its capacity as an Authorized Officer of the Borrower.
[The remainder of this page is intentionally blank. The next page is the signature page.]

U-2-2

     IN WITNESS WHEREOF, the undersigned have caused this Spring Work Completion Certificate to be duly executed as of the date first above written.

HEARTLAND GRAIN FUELS, L.P., as Borrower By: Dakota Fuels, Inc. Its: General Partner
By:
Name:
Title:

U-2-3

EXHIBIT C
to Master Amendment Agreement
Schedule 7.01(y)
to Senior Credit Agreement
SPRING WORK

Item	Cost est.	March	April	May	June	Totals
Civil design	$30,000	$10,000	$10,000	$10,000		$30,000

Gas Supply	$13,000		$13,000			$13,000

Northern Border Pipeline	$430,000			$430,000		$430,000

Dirt work	$350,000	$10,000	$100,000	$150,000	$90,000	$350,000

Road base, paving	$400,000			$200,000	$200,000	$400,000

Rail System	$216,000		$100,000	$116,000		$216,000

Signs for plant/landscaping	$20,000		$10,000	$10,000		$20,000

Boundary fencing	$40,000			$40,000		$40,000

Security System Upgrade	$36,000			$36,000		$36,000

Total	$1,535,000	$20,000	$233,000	$992,000	$290,000	$1,535,000

EXHIBIT D
to Master Amendment Agreement
EXHIBIT A
to Accounts Agreement
[FORM OF]
CONSTRUCTION WITHDRAWAL CERTIFICATE
Date: [_________]

AMARILLO NATIONAL BANK, as Accounts Bank
P.O. Box 1
Amarillo, Texas 79105
Attention: Craig Sanders, Executive Vice President
     Reference is made to Section[s] [4.01(b)(i)(A)][4.01(b)(i)(B)][4.01(b)(i)(C)] [4.01(b)(ii)] of the Accounts Agreement dated as of October 1, 2007 (the “Accounts Agreement”), by and among HEARTLAND GRAIN FUELS, L.P., as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee of the Brown County, South Dakota Subordinate Solid Waste Facilities Revenue Bonds (Heartland Grain Fuels, L.P. Ethanol Plant Project) Series 2007A, as Second Lien Agent for the Second Lien Claimholders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.
     The Borrower hereby directs the Accounts Bank to withdraw and transfer, from the account entitled Aberdeen Construction Account, No. 129542 (the “Construction Account”), on [___], 20[__] (the “Construction Account Withdrawal Date”):
     [(i) In accordance with Section 4.01(b)(i) of the Accounts Agreement, the amounts and to the payees set forth on Schedule A-1 attached hereto;]
     [(ii) In accordance with Section 4.01(b)(ii) of the Accounts Agreement, [___] Dollars ($[ ___]) to the Administrative Agent.]

     In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Construction Account Withdrawal Date, as follows:
     (a) The undersigned is an Authorized Officer of the Borrower.
     (b) This Construction Withdrawal Certificate is being delivered to the Accounts Bank with a copy to the Administrative Agent and the Independent Engineer not later than 11:00 a.m. Easterm time on the Construction Account Withdrawal Date, and the Construction Account Withdrawal Date is a Business Day.
     (c) All conditions set forth in the Accounts Agreement and the Credit Agreement for the withdrawal requested hereby have been satisfied.
     (d) The funds to be withdrawn from the Construction Account pursuant to this Construction Withdrawal Certificate will be applied [to pay Project Costs due and owing][to pay Project Costs relating to repayment in full on the Closing Date of Existing Plant Debt][to the extent of any additional equity provided by the Pledgors pursuant to Section 6.01(gg) (Existing Plant Debt Payoff) of the Credit Agreement, on the Closing Date to repay in full the amount by which the Existing Plant Debt (including accrued interest) exceeds forty-seven million Dollars ($47,000,000)][by the Administrative Agent in accordance with Section 2.06(e) (Funding of Loans) of the Credit Agreement[, including priority fourth thereof]1][to pay for Project Costs in connection with the Spring Work].
     [(e) [Except for [funds to be applied by the Administrative Agent in accordance with Section 2.06(e) (Funding of Loans) of the Credit Agreement][funds to pay the amount by which the repayment in full of Existing Plant Debt (including accrued interest) exceeds forty-seven million Dollars ($47,000,000)][,]][T]he funds to be withdrawn from the Construction Account pursuant to this Construction Withdrawal Certificate will be applied to pay Project Costs [due and owing strictly in accordance with the Construction Budget][relating to repayment in full on the Closing Date of Existing Plant Debt] and, in the case of Loan proceeds, the relevant Funding Notice, which Funding Notice is dated as of [insert date].]2

[1]	Applicable if the Borrower opts, in accordance with priority fifth of Section 2.06(e) of the Senior Credit Agreement, to use funds remaining at such priority for deposit into the Debt Service Reserve Account in an amount such that the total amount on deposit therein is equal to the Debt Service Reserve Required Amount at such time.

[2]	Applicable for withdrawals pursuant to Section 4.01(b)(i)(A) or (B) of the Accounts Agreement.

     (g) No Notice of Suspension is in effect, and no Default or Event of Default would occur as a result of the application of funds contemplated hereby.
     [(h) Additional Certifications for Spring Work.
     (i) the Borrower has no reason to believe that the Spring Work will not be completed on or prior to June 30, 2008;
     (ii) sufficient funds remain available to the Borrower, including under the Senior Credit Agreement and under the Accounts Agreement, to complete the Spring Work in accordance with the applicable construction schedule, the Design-Build Agreement and the Senior Credit Agreement;
     (i) Delivery of Additional Documents for Spring Work.
     (i) attached hereto as Exhibit A are invoices for all Project Costs in connection with the Spring Work that are proposed to be paid with the funds to be withdrawn pursuant to this Construction Withdrawal Certificate, each of which has been certified as true and complete by the Borrower;
     (ii) attached hereto as Exhibit B are conditional sworn Lien Waiver Statements evidencing receipt of payment by all Persons who were paid from the [proceeds of the last Construction Loan Funding][funds withdrawn pursuant to the then last preceding Construction Withdrawal Certificate to pay Project Costs in connection with the Spring Work]. Each such Lien Waiver Statement (A) is dated on or about the Construction Withdrawal Date, (B) covers all work done and all sums received by such Person through the date of [the last Construction Loan Funding][such then last preceding Construction Withdrawal Certificate], and (C) is hereby certified as true and correct and complete by the Borrower and has been verified by the Independent Engineer;
     (iii) attached hereto as Exhibit C is a certificate, in the form of Schedule A-2, signed by the Independent Engineer and certifying that the certifications of the Borrower’s in this Construction Withdrawal Certificate are true and correct as of the Construction Account Withdrawal Date;]3
     The undersigned officer is executing this Construction Withdrawal Certificate not in an individual capacity but in its capacity as an Authorized Officer of the Borrower.
[The remainder of this page is intentionally blank. The next page is the signature page.]

[3]	Applies only to withdrawals to pay Project Costs in connection with the Spring Work.

CC:	Administrative Agent
Independent Engineer

     IN WITNESS WHEREOF, the undersigned has caused this Construction Withdrawal Certificate to be executed and delivered as of the day and year first above written.

HEARTLAND GRAIN FUELS, L.P., as Borrower By: Dakota Fuels, Inc. Its: General Partner
By:
Name:
Title:

Schedule A-1 to
Construction Withdrawal Certificate
WITHDRAWALS FROM CONSTRUCTION ACCOUNT

[details to be attached]
     Withdrawals from Construction Account [for direct payment of Project Costs][for repayment in full on the Closing Date of Existing Plant Debt][for repayment in full of the amount by which the Existing Plant Debt exceeds forty-seven million Dollars ($47,000,000):]

Payee	Amount	Wire Instructions
$

Schedule A-2 to
Construction Withdrawal Certificate
[FORM OF]
INDEPENDENT ENGINEER’S CERTIFICATE

[Letterhead of Independent Engineer]
[DATE]
WestLB AG, New York Branch,
as Administrative Agent for the Lenders
1211 Avenue of the Americas
NY, New York 10036
     Re:      HEARTLAND GRAIN FUELS, L.P.
Ladies and Gentlemen:
     The undersigned, a duly authorized representative of R.W. Beck, Inc. (the “Independent Engineer”), hereby provides this certificate to you in accordance with Section 4.03(b)(i) of the Accounts Agreement dated as of October 1, 2007 (the “Accounts Agreement”), by and among HEARTLAND GRAIN FUELS, L.P., as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties, WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee of the Brown County, South Dakota Subordinate Solid Waste Facilities Revenue Bonds (Heartland Grain Fuels, L.P. Ethanol Plant Project) Series 2007A, as Second Lien Agent for the Second Lien Claimholders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.
     The Independent Engineer certifies that it has reviewed the Construction Withdrawal Certificate dated [___, 200[_]] (the “Current Construction Withdrawal Certificate”) and the reports and documents attached thereto and other material relating to the Aberdeen II Plant as it believes are necessary to establish the accuracy of this certificate. The Independent Engineer’s review and observations were performed within the scope of our professional services agreement with the Administrative Agent and in accordance with standards of care normally practiced by professional engineers and consultants performing the same or similar services on like projects, including such investigations, observations and review as we in our professional capacity deemed necessary under the circumstances. We have visited the Aberdeen II Plant periodically and have observed the progress of construction activities. We last visited the Aberdeen II Plant on [ date ]. Based on the foregoing review and review procedures and on the understanding and assumption that we have been provided true, correct, and complete information from the Borrower (including all information provided by contractors or subcontractors and attached to the Construction Withdrawal Certificate) as to the matters covered by the Current Construction Withdrawal Certificate, as of the date of the Current Construction Withdrawal Certificate, we certify in our professional opinion that
     (i) the Independent Engineer has no reason to believe that the Spring Work will not be completed on or prior to June 30, 2008;
     (ii) it is the opinion of the Independent Engineer that sufficient funds remain available to the Borrower, including under the Senior Credit Agreement and under the Accounts Agreement, to complete the Spring Work in accordance with the applicable construction schedule, the Design-Build Agreement and the Senior Credit Agreement [, except as set forth in Exhibit 1 hereto];
     (iii) While we have not conducted a comprehensive examination, in the course of our normal and routine work, nothing has come to our attention which would give us reason to believe that the statements contained in the Current Construction Withdrawal Certificate are not true and correct[, except as set forth on Exhibit 1 hereto];
     (iv) in addition, while we have not conducted a comprehensive examination, in the course of our normal and routine work the Independent Engineer further certifies that, [except as set forth in Exhibit 1 hereto,] it has no knowledge of any event of force majeure under any Project Document nor of any Default or Event of Default that has occurred and is continuing.
[The remainder of this page is intentionally blank. The next page is the signature page.]

     IN WITNESS WHEREOF, the undersigned authorized representatives have caused this Independent Engineer’s Certificate to be duly executed as of the date first above written.

R.W. Beck, Inc.
By:
Name:
Title:

By:
Name:
Title:

Exhibit A to
Construction Withdrawal Certificate
INVOICES

Exhibit B to
Construction Withdrawal Certificate
LIEN WAIVER STATEMENTS

Exhibit C to
Construction Withdrawal Certificate
INDEPENDENT ENGINEER’S CERTIFICATE

A-12